401(k) Plan	12 Months Ended
Dec. 31, 2011
401(k) Plan [Abstract]
401(k) Plan

15. 401(K) PLAN

The Corporation has a qualified defined contribution plan for all eligible employees under which the Corporation contributes $1.00 for each $1.00 that an employee contributes up to a maximum of 3.0% of the employee's base salary. The Corporation's expenses for the 401(K) Plan were $618 thousand, $570 thousand and $503 thousand in 2011, 2010 and 2009, respectively.

Effective April 1, 2008, an amendment was made to the 401(K) Plan to provide for a new class of immediately vested discretionary, non-matching employer contribution. The Corporation's expense for the non-matching discretionary contribution was $652 thousand, $769 thousand and $589 thousand, for the twelve month periods ending December 31, 2011, 2010 and 2009, respectively.